Fees Summary	Aug. 12, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	2,897.00
Total Transaction Valuation	19,623,307.08
Total Offset Amount	0.00
Net Fee	$ 2,897.00